SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: August 17, 2001


                         GLOBAL ASSETS & SERVICES, INC.
                         ------------------------------
                            (New name of registrant)


                        ART, MUSIC & ENTERTAINMENT, INC.
                        --------------------------------
                           (Former name of registrant)


   Florida                       33-41063-A                  59-3723328
----------------               ---------------             ---------------
(State or other                (Commission                 (IRS Employer
jurisdiction of                File Number)                Identification No.)
incorporation)


             3816 W. Linebaugh Ave., Suite 200, Tampa, Florida 33624
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (813) 960- 0557
                                                     ---------------

Item 1.           Changes in Control of Registrant
                  --------------------------------

         None.


Item 2.           Acquisition or Disposition of Assets
                  ------------------------------------

         None.


Item 3.           Bankruptcy or Receivership
                  --------------------------

         None.


Item 4.           Changes in Registrants Certifying Accountant
                  --------------------------------------------

         None.


Item 5.           Other Events
                  ------------

         At a Special Meeting of Directors of Art Music & Entertainment, Inc. on July 24, 2001, a majority of the Board approved an Amendment to the Articles of Incorporation to change the corporation's name to Global Assets & Services, Inc.


Item 6.           Resignation and Appointment of New Directors
                  --------------------------------------------

                  At a Special Meeting of Directors of the Company on July 24, 2001, Thomas McCrimmon and Bertram E. Cutler were appointed Directors of the Company.


                  Resignation and Appointment of Officers
                  ---------------------------------------

         At a Special Meeting of Directors of the Company on July 24, 2001, Thomas McCrimmon was appointed President of the corporation. At the same meeting, Bertram E. Cutler was appointed Secretary of the corporation.

     THOMAS L. MC CRIMMON (age 58), President. Mr. McCrimmon has been involved in merger and acquisition work, SEC and management consulting to private and public companies from 1976 through 1983 as the founder and owner of Bay Business Consultants, a business brokerage and consulting firm. Mr. McCrimmon has been the President and founder of Florida Hi-Tech Capital, Inc., Tampa, Florida, a privately held financial management consulting firm since 1984 to present. From 1988- April 2, 1990, Mr. McCrimmon was president of Paragon Acquisitions Group, Inc., a public company which acquired 100% interest in Sun Up Foods, Inc., Benton, Kentucky, a processor of citrus juice concentrate for resale to dairies nationwide. Mr. McCrimmon was President (1988 - March 1991) of Baystar Capital, Inc., a public shell company which merged with American Clinical Laboratories, Tampa, Florida. Mr. McCrimmon was President and a Director of Strategic Ventures, Inc. from 1991-2000. In 2000, Strategic acquired and merged with Internet Venture Group, Inc. and he remains as a Director to date.

     BERTRAM E. CUTLER (age 75) Secretary. Mr. Cutler devotes as much time as necessary to the business of the Company and assists Mr. McCrimmon in the day to day operations of the Company, ongoing negotiations with regard to proposed mergers and other management matters. Mr. Cutler is a licensed insurance agent and from 1985 to 1996, served as President of C.D.R.I., Inc., a firm specializing in marketing programs of the securities and insurance industries. Previously, Mr. Cutler was co-founder and a consultant to Career Development Corporation, an executive search firm with offices in Atlanta and Washington, D.C. (1972-1985). From 1991 to 2000, he was Secretary and a Director of Strategic Ventures, Inc.


Item 7.           Financial Statements Pro Forma Financial & Exhibits
                  ---------------------------------------------------

         Financial Statements - None.

         Exhibits - None.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 17, 2001


                                       GLOBAL ASSETS & SERVICES, INC.



                                       By:   /s/ Thomas McCrimmon
                                           -------------------------------------
                                                Thomas McCrimmon, President